UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2005

STAAR Surgical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1911 Walker Ave, Monrovia, California		91016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-303-7902

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 3, 2005, STAAR Surgical Company (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by this reference.

On November 3, 2005, the Company held an earnings conference call to discuss the financial results for the quarter and the nine months ended September 30, 2005. An archive of the webcast of the conference call has been posted on the Company's website at www.staar.com. A transcript of the conference call is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

STAAR's conference call on November 3, 2005 included a discussion of the Company's recent proceedings with the U.S. Food and Drug Administration ("FDA"), including the audit conducted by the Los Angeles Branch of the FDA Office of Compliance between August 29, 2005 and September 14, 2005 and the the Company's pre-market approval application ("PMA") for the STAAR Myopic VISIAN ICL(TM). An archive of the webcast of the conference call has been posted on the Company’s website at www.staar.com. A transcript of the conference call is attached as Exhibit 99.2 to this report and is incorporated herein by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

November 9, 2005	By:	/s/ David Bailey

Name: David Bailey
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 3, 2005.
99.2	Transcript of conference call held on November 3, 2005.